INVESTOR PRESENTATION 3Q »2017 SEPTEMBER 25, 2018 ACQUISITION OF JAGGED PEAK ENERGY OCTOBER 14, 2019 PARSLEYENERGY.COM Exhibit 99.2

Important Disclosures No Offer or Solicitation Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Additional Information for Shareholders In connection with the proposed transaction, Parsley Energy, Inc. (“Parsley”) and Jagged Peak Energy Inc. intend to file materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement on Form S-4 of Parsley (the “Registration Statement”) that will include a joint proxy statement/prospectus of Parsley and Jagged Peak. After the Registration Statement is declared effective by the SEC, Parsley and Jagged Peak intend to mail a definitive proxy statement/prospectus to the shareholders of Parsley and the shareholders of Jagged Peak. This presentation is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Parsley or Jagged Peak may file with the SEC and send to Parsley’s shareholders and/or Jagged Peak’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARSLEY AND JAGGED PEAK ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY PARSLEY AND JAGGED PEAK WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARSLEY, JAGGED PEAK, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Parsley and Jagged Peak with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Parsley will be available free of charge from Parsley’s website at www.parsleyenergy.com under the “Investors” tab or by contacting Parsley’s Investor Relations Department at (512) 505-5199 or IR@parsleyenergy.com. Copies of documents filed with the SEC by Jagged Peak will be available free of charge from Jagged Peak’s website at www.jaggedpeakenergy.com under the “Investor Relations” tab or by contacting Jagged Peak’s Investor Relations Department at (720) 215-3754 or jedwards@jaggedpeakenergy.com.  Participants in the Proxy Solicitation Parsley, Jagged Peak and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Parsley’s shareholders and Jagged Peak’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Parsley is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 8, 2019. Information regarding the executive officers and directors of Jagged Peak is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 10, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information Certain statements in this presentation concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Parsley’s or Jagged Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Parsley and Jagged Peak’s plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Parsley may not approve the issuance of new shares of Parsley Class A common stock in the transaction or that shareholders of Jagged Peak may not approve the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Parsley and Jagged Peak; the effects of the business combination of Parsley and Jagged Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in Parsley’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Parsley’s website at www.parsleyenergy.com under the “Investors” tab, and in other documents Parsley files with the SEC, and in Jagged Peak’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Jagged Peak’s website at www.jaggedpeakenergy.com under the “Investor Relations” tab, and in other documents Jagged Peak files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Parsley nor Jagged Peak assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Parsley Acquisition of Jagged Peak – A Natural Extension in the Permian Low-Premium Transaction is Accretive to Cash Flow per Share, Free Cash Flow(1) per Share, Cash Return on Capital Invested (“CROCI”)(2), and Net Asset Value Complementary and Contiguous Oil-Weighted Production and Inventory with Industry Leading Margins Strengthens Operational Scale and Improves Corporate Agility Maintains Strong Balance Sheet with All-Stock Consideration Substantial, Near-Term Deliverable Synergies Support Additional Margin Expansion and Sustainability of Capital Efficiency Gains (1) Free cash flow is a non-GAAP financial measure. Free cash flow is defined as cash flow from operations before changes in operating assets and liabilities less accrual-based development capital expenditures; (2) CROCI is calculated by dividing the sum of cash flow from operations and after-tax interest expense by the sum of average gross property, plant and equipment and average non-cash working capital. Supports Free Cash Flow Profile and Enhances Ability to Return Capital to Shareholders

Preliminary Pro Forma 2020 Outlook Pro Forma Parsley Acreage Pro Forma Rigs Status Quo Rigs Slight moderation of pro forma activity prioritizes free cash flow growth (1) Free cash flow is a non-GAAP financial measure. Free cash flow is defined as cash flow from operations before changes in operating assets and liabilities less accrual-based development capital expenditures; (2) Capital efficiency calculated as barrels of organic oil production added (Q41/Q40, adjusted for proved developed producing (“PDP”) oil base decline) per million dollars of development capital expenditures. Enhanced and growing free cash flow profile(1) Continuing to budget at $50 WTI Returns-focused development approach still driving capital allocation mix Slightly moderating combined activity pace - dropping from 16 rigs to 15 rigs Preservation of capital efficiency(2) gains Oil Production: 126-134 Mbo/d Capex Budget: $1.6-$1.9 billion Preliminary 2020 Outlook

Transaction Overview

PARSLEY

Transaction Details

- **All Stock, Low Premium Transaction**
  - Transaction valued at $2.27 billion, including the assumption of $625 million of Jagged Peak net debt[1]
  - Jagged Peak shareholders will receive 0.447 Parsley shares per Jagged Peak share
  - Exchange ratio implies a price of $7.59 per Jagged Peak share based on Parsley's closing price of $16.97 on 10/11/2019, which reflects a premium of 1.5% compared to Jagged Peak's trailing 30-day volume weighted average price and 11.2% compared to Jagged Peak's closing price on 10/11/2019
- **Pro Forma Ownership & Governance**
  - Parsley shareholders will own 77% of the combined company
  - Parsley's Board will be expanded to 11 directors, to include two members of Jagged Peak's Board
- **Approvals & Timing**
  - Subject to customary closing conditions and regulatory approvals, including approval by both Parsley and Jagged Peak shareholders
  - Quantum Energy Partners, Jagged Peak's majority shareholder, has agreed to vote its shares in favor of the transaction
  - Expected to close 1Q20

Pro Forma Parsley Positioning


Parsley Acreage
Jagged Peak Acreage
Net Leasehold Acreage:
~267,000
(96% Operated)
Midland Basin: ~147,000
Delaware Basin: ~120,000
Net Royalty Acreage:
~7,900
Standardized Royalty Acreage (12.5% NRI):
~63,000
MARTIN
HOWARD
GLASSCOCK
MIDLAND
ECTOR
WINKLER
Midland Basin
Delaware Basin
WARD
Central Basin Platform
CRANE
UPTON
REAGAN
PECOS

	Parsley	Jagged Peak	Pro Forma
Enterprise Value ($Bn)[2]	$7.6	$2.1	**$9.6**
2Q19 Production (MBoe/d)	140.1	38.3	**178.4**
2Q19 Oil Production (MBbl/d)	86.6	29.1	**115.7**
2Q19 % Oil	*62%*	*76%*	***65%***
Total Permian Net Acreage	~189,000	~78,000	**~267,000**

(1) As of 6/30/2019; (2) Enterprise values as of 10/11/2019.

6

Strategic Course Remains Unchanged

PARSLEY

Guiding Principles Set Strategic Course	Delivering on 2019 Action Plan		
Discipline	Rate of Return ("ROR")-driven approach to well selection	✓	Achieving a **step-change improvement** in capital efficiency[1]
	Accelerate timeline to self-funded growth	✓	Expecting free cash flow in 3Q19[2]
	Further increase visibility on management and shareholder alignment	✓	Added CROCI to 2019 incentive plan[3]; **initiated quarterly dividend in 3Q19**[4]
Stability	Defend and extend operational efficiency gains	✓	YTD footage drilled/completed per rig/crew **registered double digit growth** from FY18 levels
	Work with high-performing service partners on pricing and contracting	✓	Achieving a **step-change improvement** in capital efficiency[1]
	Hedge to protect cash flow and balance sheet while retaining oil price upside	✓	Majority of 2020 oil production is hedged
	Sustain culture that promotes and prioritizes community stewardship	✓	PSP initiatives in motion; established Nominating, Environmental, Social, & Governance Board Committee
Foresight	Leverage legacy water infrastructure investments	✓	Strategic review ongoing; expect decision by YE19
	Exercise patience on incremental crude transport agreements	✓	Dependable flow assurance, diversified pricing, and tight API gravity range (41° average) translating to favorable realized oil prices

Merger is Accretive to Long-Term Targets

Increasing Free Cash Flow

- Allows for prioritization of free cash flow without sacrificing the benefits of scale
- Larger production base improves balance of growth/cash flow

Top-Tier Corporate Returns

- Accretive to CROCI
- Slots favorably into returns-focused development program

Differentiated Cash Flow Growth per Share

- Accretive low-premium deal allows synergies to accrue to all shareholders

Health, Safety, & Environmental Excellence

- Neighboring asset base facilitates HSE integration

(1) Capital efficiency calculated as barrels of organic oil production added ($Q4_1/Q4_0$, adjusted for proved developed producing ("PDP") oil base decline) per million dollars of development capital expenditures. Assumes 4Q18/4Q17 PDP oil base decline of ~45% and 4Q19/4Q18 PDP oil base decline of ~43%. Adjusted for divestitures closed after 9/30/2018; (2) Free cash flow (outspend) is a non-GAAP financial measure and is defined as cash flow from operations before changes in operating assets and liabilities less accrual-based development capital expenditures; (3) Disclosed in definitive proxy statement for 2019 annual meeting (filed with SEC on 4/8/2019). Cash return on capital invested ("CROCI") is calculated by dividing the sum of cash flow from operations and after-tax interest expense by the sum of average gross property, plant and equipment and average non-cash working capital;
(4) Announced 8/26/2019. Paid to all equityholders including Class A stockholders and PE unitholders/Class B stockholders.

7

Dialed in to Permian Scale Sweet Spot

- Efficient allocation of capital within the Permian requires **sufficient** scale
- Parsley believes **optimal** scale both retains corporate agility and ensures a voice in service market

Measuring Permian Scale by Rig Count[1]



Small-Scale
Optimal Scale
Mega-Scale
Operator Count
35
20
15
10
5
0
Jagged Peak
Pro Forma
Corporate Benefits from Flexibility & Scale
Parsley remains in the sweet spot to realize benefits of optimal scale
5 rigs or less
6-20 rigs
20+ rigs

		Small-Scale	Optimal Scale	Parsley Real-World Examples	Mega-Scale
Voice in Market	Preferred Partners	- Limited	+ Dynamic	**Midstream:** Sizable acreage position and growth visibility helped lock in favorable terms with quality midstream partners	+/- Smaller vendor pool
Voice in Market	Pricing Power	- Limited/Volatile	+ Moderate-to-Strong	**Procurement:** Comprehensive RFQ[2] processes for certain key services conducted every 3-6 months	+ Strong
Voice in Market	Operational Continuity	- Limited	+ Strong	**Quality Control:** High-performing crews facilitated step-change in completion efficiency in 2H18	+ Strong
Corporate Agility	Info Dataset / Implementation	+/- Small / Rapid	+ Moderate / Fast	**Development Approach:** Shift to 2019 "ROR-Optimized" plan in late-2018 required corporate agility and cohesive interdisciplinary collaboration	+/- Large / Slow
Corporate Agility	Mid/Downstream Integration Need	+ Low-to-Moderate	+ Opportunistic	**Integration:** Buildout of water infrastructure created a strategic asset	+/- Growing
Corporate Agility	Friction Costs	- High	+/- Moderate-to-Low	**Activity Cadence:** Absorbed downshift from 16 rigs to 11 rigs without disruption	+ Low

(1) DrillingInfo. Active horizontal drilling rigs in Midland and Delaware Basins as of 10/2/2019 pro forma for announced corporate M&A activity; (2) Request for quotation.

8

Source: FactSet. (1) Adjusted EBITDAX Margin is a non-GAAP financial measure. For a reconciliation of the non-GAAP financial measure of Adjusted EBITDAX Margin to the most directly comparable GAAP financial measure, please see the Supplementary Slides located at the end of this presentation; (2) Peers include CDEV, CXO, FANG, LPI, MTDR, PXD, (3) IHS Horizontal wells only; (4) West Texas Light (WTL) Midland is defined as crude with an API gravity between 44.1°and 49.9°with a Sulphur content less than 0.40%. West Texas Sour (WTS) is defined as crude with an API gravity between 30.0°and 38.0°with a sulphur content less than 2.50%. Complementary High-Margin Assets Peer-Leading LOE Prioritizing Sustainable Free Cash Flow – Margin Insulation Combines teams that have prioritized cost vigilance and have delivered robust operating margins Corporate cost optimization facilitates further margin expansion Both Parsley and Jagged Peak are located in favorable oil quality windows with tight API gravity range across acreage footprint Produced oil volumes register a weighted average API gravity of ~41° Sales volumes not subject to WTL or WTS discounts(4) Permian API Gravity Sweet Spot(3) Peers(2) Peers(2) Parsley + Jagged Peak (1) Parsley + Jagged Peak ANDREWS ECTOR HOWARD MARTIN MIDLAND GLASSCOCK REAGAN UPTON CRANE PECOS REEVES WARD WINKLER LEA EDDY LOVING Midland Basin Central Basin Platform Delaware Basin <40° API Gravity 40-42° 42-44° 44-47° 47-50° 50°+ Parsley Acreage Jagged Peak Acreage

Synergy Scorecard

PARSLEY

- Stock-for stock, low-premium transaction ensures synergies accrue to all shareholders

	Commentary	Annual Value *(Low – High)*	Timing
Primary Synergy			
General & Administrative and Operational	▶ **G&A and operational synergies** expected to be realized in near term ▶ Austin-based company with a single management team	$40-50 million *PV-10 of ~$250-$300 million*[(1)]	▶ ~$25 million in 2020E ▶ ~$40-50 million in 2021E+
Additional Synergies			
Capital Efficiency Gains	▶ Well cost savings based on applying Parsley demonstrated Delaware Basin cost metrics to Jagged Peak inventory		
Overlapping Acreage	▶ Land synergies driven by extending laterals and eliminating lease line buffers		
Development Pace Flexibility	▶ Dropping a rig in the pro forma company supports free cash flow profile without sacrificing benefits of scale ▶ Enhances ability to return capital to shareholders		
Water Infrastructure	▶ Potential to expand ongoing Parsley water infrastructure-related strategic initiatives		
Cost of Capital	▶ Accelerates progress toward investment grade credit profile and helps facilitate opportunistic debt refinancing in the future		

(1) Present value range reflects 10-year low and high end synergy total.

10

Synergy Spotlight – Delaware Well Costs

PARSLEY

- Parsley significantly reduced Delaware well costs over the past 12 months despite more upsized fracs
- Aim to reduce Jagged Peak's targeted well cost by at least $100/ft
  - Collaborative implementation of best practices
  - Supply chain advantages of optimal scale
  - Operational continuity and efficiency
- Expect capital efficiency gains to enhance 2020 free cash flow profile by $20-$40 million

Delaware Cost Reductions Provide Capital Efficiency Tailwind



Drilling, Completion, and Equipment ($/ft)(1)
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
PE 3Q18
PE 4Q18
PE 1Q19
PE 2Q19
PE 3Q19E
JAG 2019 Target
$1,250
$100+/ft
PE Delaware costs down 20%+
Scale benefits
Sustained operational efficiency
Optimized well design
Significant Capex Savings Potential
Translates to $20-$40 mm savings in 2020
Service cost deflation offers further savings potential

(1) Based on POP date; excludes water infrastructure costs.

11

Parsley Jagged Peak Adjoining Positions Increase Returns Expands Company-Owned Water Business JAG SWD JAG Source Water Wells JAG SWD Pipeline PE Electrical Lines PE SWD Gathering JAG Fresh Water Pipeline JAG Pit Locations PE SWD PE SWD Pipeline Synergy Spotlight – Acreage Overlap and Water Infrastructure Parsley Leasehold Parsley Minerals Jagged Peak Leasehold Combination will create highly contiguous, interlocking footprint in the Delaware Basin Allows for a more optimized lease geometry with additional extended lateral wells Owned water infrastructure benefits from increased scale Provides additional optionality for strategic initiatives

Strong, Flexible Financial Position 1H25 2H25 $1,100 $400 $700 $450 $650 Senior Notes ($MM) Revolving Credit Facility ($MM)(1) Maintains Healthy Leverage Profile with Ample Borrowing Capacity Pro forma Parsley leverage remains healthy, consistent with that of standalone Parsley Larger cash flow base, modest debt levels and no near-term maturities Increased scale and production levels accelerate path to an investment grade credit profile, which could help facilitate opportunistic debt refinancing in the future Strong pro forma hedge position, with a majority of 2020 oil production hedged Favorable Debt Maturity Schedule $500 Parsley Jagged Peak Committed Amount Remaining Borrowing Base $2,700 $190 Amount Drawn $1,000 Note: Debt outstanding as of 6/30/2019; (1) Parsley 2021 amount drawn on revolving credit facility reflects paydown of Jagged Peak amount drawn on Parsley RBL.

SUPPLEMENTARY SLIDES SUPPLEMENTARY SLIDES Supplementary Slides

Pro Forma Hedge Position Methodical, consistent approach Protect cash flow stream in weaker oil price environment Preserve meaningful upside exposure in stronger oil price environment Align hedges with regional price exposure Hedge positions as of 10/11/2019. Prices represent the weighted average price of contracts scheduled for settlement during the period; (1) Parsley receives the swap price; (2) When the reference price (WTI, Midland, MEH, Brent, or Henry Hub) is at or above the call price, Parsley receives the call price. When the reference price is between the long put price and the short put price, Parsley receives the long put price. When the reference price is below the short put price, Parsley receives the reference price plus the difference between the short put price and the long put price; (3) Premium realizations represent net premiums paid (including deferred premiums), which are recognized as a loss in the period of settlement; (4) Swaps that fix the basis differentials representing the index prices at which Parsley sells its oil and gas produced in the Permian Basin less the WTI Cushing price. Open Crude Oil Derivatives Positions Open Natural Gas Derivatives Positions Hedging Strategy Updated with 10/2/2019 Panther-Jackal combined hedge matrix file 4Q19 1Q20 2Q20 3Q20 4Q20 OPTION CONTRACTS CUSHING Swaps – Cushing (MBbls/d)(1) 21 20 20 20 20 Swap Price ($/Bbl) $59.5 58.25 58.25 58.25 58.25 MIDLAND Three Way Collars - Midland (MBbls/d)(2) 4.9000000000000004 23.333333333333332 23.076923076923077 9.7826086956521738 9.7826086956521738 Short Call Price ($/Bbl) $64.650000000000006 $68.571428571428569 $68.571428571428569 $65 $65 Long Put Price ($/Bbl) $50 $56.857142857142854 $56.857142857142854 $54.666666666666664 $54.666666666666664 Short Put Price ($/Bbl) $45 $46.857142857142854 $46.857142857142854 $44.666666666666664 $44.666666666666664 Swaps – Midland (MBbls/d)(1) 3.3330000000000002 3.2970000000000002 Swap Price ($/Bbl) 55.2 55.2 MAGELLAN EAST HOUSTON ("MEH") Three Way Collars - MEH (MBbls/d)(2) 3.2610000000000001 41.7 41.2 32.6 32.6 Short Call Price ($/Bbl) $75 $74.58 $74.58 $71.87 $71.87 Long Put Price ($/Bbl) $60 $58.94 $58.94 $57.8 $57.8 Short Put Price ($/Bbl) $50 $48.94 $48.94 $47.8 $47.8 Swaps – MEH (MBbls/d)(1) 1 1 Swap Price ($/Bbl) 56.3 56.3 BRENT Three Way Collars - Brent (MBbls/d)(2) 11.538461538461538 11.413043478260869 11.413043478260869 Short Call Price ($/Bbl) $74.285714285714292 $74.285714285714292 $74.285714285714292 Long Put Price ($/Bbl) $62.285714285714285 $62.285714285714285 $62.285714285714285 Short Put Price ($/Bbl) $52.285714285714285 $52.285714285714285 $52.285714285714285 Total Option Contracts (MBbls/d) 105.84299999999999 88.36633333333333 99.112384615384613 74.795652173913041 74.795652173913041 Premium Realization ($MM)(3) $-11.8 $-14.1 $-15.7 $-11.5 $-11.5 BASIS SWAPS Midland-Cushing Basis Swaps (MBbls/d)(4) 60.9 31 30.9 26 26 Basis Differential ($/Bbl) $-2.4300000000000002 $-1.06 $-1.06 $-1.31 $-1.31 4Q19 1Q20 2Q20 3Q20 4Q20 BASIS SWAPS OIL Midland-Cushing Basis Swaps (MBbls/d)(5) 60.9 31 30.9 Basis Differential ($/Bbl) $-2.4300000000000002 $-1.06 $-1.06 MEH-Cushing Basis Swaps (MBbls/d)(5) 2.12 Basis Differential ($/Bbl) $5.0999999999999996 GAS Waha-Henry Hub Basis Swaps (MMBtu/d)(5) 32609 Basis Differential ($/MMBtu) $-1.64 7/18 op model MBbl/d Hedged (left axis) Weighted Average Floor Price (right axis) Forecasted Corporate Oil Realization (Pre-Hedges) (right axis) 43677 WTI 66.900000000000006 $54.295246636771296 $55.736527524396223 43708 Midland 9.7910000000000004 $50.000000000000007 $55.736527524396223 43738 MEH 8.152000000000001 $54.000245338567218 $55.785748293367313 Brent 0 $55.844827068562083 43769 WTI 66.900000000000006 $54.314260089686101 $55.903905843756853 43799 Midland 9.7910000000000004 $50.000000000000007 $55.967233034959172 43830 MEH 8.152000000000001 $54.000245338567218 $55.917823286716335 Brent 0 $55.937411237151672 43861 WTI 0 $55.956999187587009 43890 Midland 23.333333333333332 $56.857142857142854 $55.742650883041875 43921 MEH 41.7 $58.940000000000005 $55.480318436797226 Brent 0 $55.347104136666673 43951 WTI 0 $55.213889836536111 43982 Midland 23.076923076923077 $56.857142857142854 $54.957924071420464 44012 MEH 41.2 $58.94 $54.717309315315461 Brent 11.538461538461538 $62.285714285714285 $54.624436493265435 44043 WTI 0 $54.531563671215416 44074 Midland 9.7826086956521738 $54.236844342436171 44104 MEH 32.6 $57.8 $54.000953835898351 Brent 11.413043478260869 $62.285714285714285 $53.906074913218561 44135 WTI 0 $53.811195990538764 44165 Midland 9.7826086956521738 $53.622103731947171 44196 MEH 32.6 $57.8 $53.457459388169283 Brent 11.413043478260869 $62.285714285714285 $53.263281616478125 44227 $53.069103844786966 Updated with 10/2/2019 Panther-Jackal combined hedge matrix file 4Q19 1Q20 2Q20 3Q20 4Q20 OPTION CONTRACTS WAHA Swaps - Waha (MMBtu/d)(1) 8333 8333 8333 8333 Swap Price ($/MMBtu) $1.08 $1.08 $1.08 $1.08 Total Option Contracts (MMBtu/d) 32609 8333 8333 8333 8333 BASIS SWAPS Waha-Henry Hub Basis Swaps (MMBtu/d)(5) 32609 Basis Differential ($/MMBtu) $-1.64

Parsley Energy Standalone Adj. EBITDAX and Net Leverage Ratio Reconciliations Note: Certain reclassifications to prior period amounts have been made to conform with current presentation.

Pro Forma Adj. EBITDAX and Net Leverage Ratio Reconciliations Note: Certain reclassifications to prior period amounts have been made to conform with current presentation; (1) JAG contract termination fee relates to the early termination of a frac fleet contract. These amounts are included as part of other operating expenses on JAG’s Condensed Consolidated Statements of Operations.